Argent Small Cap Fund
(the “Fund”),
a series of Manager Directed Portfolios

Supplement dated June 30, 2020 to the
Summary Prospectus, dated April 30, 2020

Effective June 18, 2020, Eduardo Vigil no longer serves as a portfolio manager of the Fund. John F. Meara, CFA, President, Chief Investment Officer and Portfolio Manager, and Peter Roy, CFA, Portfolio Manager, each of Argent Capital Management LLC, the Fund’s investment adviser will continue to manage the Fund. Mr. Meara has been a portfolio manager of the Fund since the Fund’s inception (October 2018), and Mr. Roy has been a portfolio manager of the Fund since April 2019. Mr. Meara and Mr. Roy are jointly and primarily responsible for the day-to-day portfolio management of the Fund. All references to Mr. Vigil and related information should be disregarded.

Please retain this Supplement with your Summary Prospectus.